Dreyfus Premier

New York Municipal

Bond Fund

SEMIANNUAL REPORT May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus Premier New York Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier New York Municipal Bond Fund, covering the six-month period from December 1, 2000 through May 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

While the past six months have been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

In our view, the implications of this economic scenario could be positive for the tax-exempt bond market. Although bond prices generally tend to fall when interest rates rise, better economic times should support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds generally tend to respond more to supply-and-demand forces than to interest-rate trends, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform during the period?

For the six-month reporting period ended May 31, 2001, the fund's Class A shares achieved a total return of 4.71%, Class B shares achieved a total return of 4.44% and Class C shares achieved a total return of 4.23%.(1) In comparison, the fund' s peer group, as measured by the Lipper New York Municipal Debt Funds category average, achieved a total return of 4.61% for the same period.(2)

We attribute the fund's performance to a strong environment for municipal bonds, which generally rallied when interest rates fell in a weakening economy. In addition, New York's municipal bond prices were favorably influenced by a surge in demand from investors fleeing a turbulent stock market. The fund further benefited from its security selection strategy, which emphasized bonds with maturities of 20 years or less.

What is the fund's investment approach?

The fund seeks a high level of federal, New York state and New York City tax-exempt income as is consistent with the preservation of capital from a diversified portfolio of municipal bonds from New York issuers.

In managing the fund, we attempt to add value by selecting tax-exempt bonds in the maturity ranges that we believe are most likely to provide attractive returns. These bonds comprise the portfolio' s long-term, core position. We augment the core position with holdings in bonds that we believe have the potential to provide both competitive yields and capital appreciation.

What other factors influenced the fund's performance?

When the reporting period began, evidence had emerged that the previous rate hikes implemented by the Federal Reserve Board (the "Fed") were having the
desired    effect    of    slowing    the    economy.    As   time

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

went on, the economic slowdown became more pronounced. Excess manufacturing capacity, high inventory levels, slower retail sales, higher energy prices and more frequent workforce layoffs adversely affected economic growth and consumer confidence. As a result, municipal bond yields declined modestly, even though the Fed did not change interest rates during the second half of 2000.

In January 2001, however -- faced with the risk of recession -- the Fed moved aggressively to stimulate economic growth by cutting interest rates by half a percentage point at the start of the month. This move surprised investors in that it came between regularly scheduled meetings of the Fed's policy-making arm, the Federal Open Market Committee. As further evidence of its resolve to prevent a recession, the Fed cut interest rates by another half-point each at the end of January, in March and in April. Yields of tax-exempt bonds continued
to    move    lower    in    this    environment.

Part of the market' s strong performance during the period was the result of investors seeking a potentially more stable alternative to the stock market. In addition, New York bonds benefited from the state's improving fiscal health. The major rating agencies upgraded New York state's credit rating during the period, a move that followed their previous upgrade of New York City's rating.

In this environment, we generally focused on bonds with maturities of 20 years or less. Bonds in this maturity range provided relatively attractive yields in comparison to 30-year bonds but were less vulnerable to the risks of changing interest rates.

In addition, we improved the fund's overall credit quality by focusing on bonds that were either highly rated or insured. This helped the fund avoid weakness in the corporate sector, where prices have fallen because of a slowing economy.


What is the fund's current strategy?

Our security selection strategy is designed to give us the flexibility we need to achieve the fund's objectives no matter which way interest rates trend. If the Fed reduces interest rates further, demand for high quality bonds may remain
strong    over    the    near    term.

In addition, while New York' s economy remains relatively strong, we are carefully monitoring the economic environment for early signs of change. The economy in upstate New York may be vulnerable to the national economic slowdown, and New York City' s reliance on Wall Street increases the economic risks associated with further stock market deterioration. Of course, we intend to remain diligent in our credit analyses of any New York issuers we consider.

June 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

May 31, 2001 (Unaudited)




                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.2%                                                       Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK--88.8%

Albany Industrial Development Agency:

  Civic Facility Revenue (Sage Colleges Project):

      5.25%, 4/1/2019                                                                         1,140,000              1,116,014

      5.30%, 4/1/2029                                                                         1,000,000                958,270

   LR:

      (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      1,265,000               1,288,225

      (New York State Department of Health

         Building Project) 7.25%, 10/1/2010                                                   1,380,000               1,173,000

Erie County Industrial Development Agency,

  Life Care Community Revenue

   (Episcopal Church Home) 6%, 2/1/2028                                                       2,250,000               1,974,735

Erie County Tobacco Asset Securitization Corp., Tobacco

   Settlement Asset-Backed 6.50%, 7/15/2032                                                   2,000,000               2,108,240

Housing New York Corp., Local or Guaranteed Housing

   Revenue 5.50%, 11/1/2010                                                                   2,650,000               2,764,056

Huntington Housing Authority, Senior Housing

  Facility Revenue (Gurwin Jewish

   Senior Residences) 6%, 5/1/2029                                                            1,370,000               1,162,596

Long Island Power Authority, Electric System Revenue

   5.375%, 5/1/2033                                                                           1,750,000               1,719,252

Metropolitan Transportation Authority:

  Commuter Facilities Revenue

      5.70%, 7/1/2017 (Insured; MBIA)                                                         5,895,000                6,226,830

   Transit Facilities Revenue:

      7.162%, 7/1/2014                                                                        2,000,000  (a,b)         2,123,040

      6%, 7/1/2016 (Insured; FSA)                                                             3,000,000                3,228,120

Newburg Industrial Development Agency, IDR

  (Bourne and Kenney Redevelopment Co.):

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                      830,000                  840,043

      5.75%, 8/1/2032 (Guaranteed; SONYMA)                                                    1,000,000                1,015,860

New York City:

   6.27%, 2/1/2008 (Insured; MBIA)                                                            3,250,000  (a,b)         3,387,930

   6.75%, 2/1/2009                                                                            2,000,000                2,305,000

   5.25%, 8/1/2015                                                                            2,000,000                2,044,960

   6%, 8/1/2017                                                                               3,000,000                3,193,350

   6%, 5/15/2020                                                                              2,000,000                2,149,020

   6.625%, 8/1/2025                                                                           4,095,000                4,469,815

New York City Housing Development Corp., MFHR

   5.625%, 5/1/2012                                                                           1,415,000                1,470,723



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Industrial Development Agency:

  Civic Facility Revenue:

    LR (College of Aeronautics Project)

         5.45%, 5/1/2018                                                                      1,000,000                  941,900

      (YMCA of Greater New York Project)

         5.80%, 8/1/2016                                                                      1,000,000                  986,720

   IDR (Laguardia Association LP Project) 6%, 11/1/2028                                       2,750,000                2,395,552

   Special Facility Revenue (Terminal One Group

      Association Project) 6%, 1/1/2019                                                       3,000,000                3,099,690

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue

   5.50%, 6/15/2023                                                                           2,000,000                2,019,740

New York City Transitional Finance Authority, Revenue:

   6%, 11/15/2013                                                                             2,000,000                2,228,580

   5%, 5/1/2029                                                                               3,000,000                2,859,000

New York State Dormitory Authority, Revenues:

  (Consolidated City University System):

      5.75%, 7/1/2009 (Insured; AMBAC)                                                        3,000,000                3,301,770

      5.625%, 7/1/2016                                                                        4,000,000                4,315,360

      5.75%, 7/1/2016 (Insured; FGIC)                                                         1,000,000                1,066,580

   Health Hospital and Nursing Home:

      (Department of Health) 5.75%, 7/1/2017                                                  1,000,000                1,036,690

      (Ideal Senior Living Center Housing Corp.)

         5.90%, 8/1/2026 (Insured; MBIA; FHA)                                                 1,000,000                1,039,820

      (Miriam Osborn Memorial Home)

         6.875%, 7/1/2019 (Insured; ACA)                                                      1,000,000                1,100,350

      (Municipal Health Facilities Improvement

         Program) 5.50%, 5/15/2024 (Insured; FSA)                                             1,000,000                1,015,260

      (North General Hospital)

         5.20%, 2/15/2015 (Insured; AMBAC)                                                    2,000,000                2,035,580

   (New York University) 5.50%, 7/1/2040 (Insured; AMBAC)                                     2,500,000                2,621,250

   (State University Educational Facilities):

      5.875%, 5/15/2017                                                                       2,000,000                2,208,220

      4.75%, 5/15/2025 (Insured; MBIA)                                                        1,000,000                  918,850

      5.50%, 5/15/2026 (Insured; FSA)                                                         5,000,000                5,073,350

New York State Environmental Facilities Corp., PCR

   (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                             3,000,000                3,155,820

New York State Housing Finance Agency, Revenue:

   Health Facilities (New York City) 6%, 11/1/2007                                            4,000,000                4,342,360

   Housing Project Mortgage

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,960,000                2,068,506

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Housing Finance Agency, Revenue (continued):

  Service Contract Obligation:

      6.25, 9/15/2010                                                                         1,080,000                1,174,046

      6.25, 9/15/2010 (Prerefunded 9/15/2007)                                                 1,920,000  (c)           2,174,496

      5.25%, 9/15/2011                                                                        1,500,000                1,573,920

      5.50%, 9/15/2018                                                                        2,000,000                2,045,260

New York State Medical Care Facilities Finance Agency,

  Hospital and Nursing Home FHA Insured Mortgage

   Revenue 6.05%, 2/15/2015                                                                   3,000,000                3,179,550

New York State Mortgage Agency, Homeownership

  Mortgage Revenue:

      6%, 4/1/2017                                                                            2,000,000                2,087,320

      5.95%, 4/1/2030                                                                         1,990,000                2,047,232

New York State Thruway Authority, Service Contract

  Revenue:

    (Highway and Bridge Trust Fund):

         5.50%, 4/1/2015 (Insured; FGIC)                                                      1,000,000                1,054,630

         5.50%, 4/1/2016 (Insured; FGIC)                                                      1,000,000                1,048,610

      (Local Highway and Bridge):

         6%, 4/1/2011                                                                         5,000,000                5,503,950

         5.75%, 4/1/2016                                                                      3,000,000                3,133,050

         5.75%, 4/1/2019                                                                      2,000,000                2,093,120

New York State Urban Development Corp., Revenue,

  Correctional Capital Facilities:

      6.10%, 1/1/2011                                                                         4,000,000                4,276,960

      5.375%, 1/1/2015                                                                        2,850,000                2,908,397

      5.70%, 1/1/2016                                                                         9,350,000                9,754,201

      5.50%, 1/1/2025 (Insured; MBIA)                                                         2,000,000                2,023,340

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   5.625%, 4/1/2029 (Insured; MBIA)                                                           2,000,000                2,043,780

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.625%, 1/1/2018                                                 1,000,000                  883,240

Rensselaer County Industrial Development Agency, IDR

  (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Norstar Bank)                                                        1,500,000                1,732,020

Scotia Housing Authority, Housing Revenue

   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000                2,427,960


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Triborough Bridge and Tunnel Authority, Revenue:

   General Purpose 5.125%, 1/1/2017                                                           2,000,000                 2,007,380

   Highway and Toll 6%, 1/1/2012                                                              2,000,000                 2,254,800

   Lease (Convention Center Project)

      7.25%, 1/1/2010                                                                         1,000,000                 1,145,940

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          1,000,000                 1,047,060

Ulster County Industrial Development Agency,

  Civic Facility Revenue (Benedictine Hospital Project)

   6.40%, 6/1/2014                                                                              730,000                   669,140

Watervliet Housing Authority, Residential Housing

   Revenue (Beltrone Living Center Project) 6%, 6/1/2028                                      1,000,000                   877,250

Yonkers 5.50%, 9/1/2012 (Insured; FGIC)                                                       1,235,000                 1,313,830

Yonkers Industrial Development Agency

  Civic Facility Revenue (Saint Joseph's Hospital)

   5.90%, 3/1/2008                                                                            1,700,000                 1,642,727

U.S. RELATED--11.4%

Children's Trust Fund of Puerto Rico, Revenue

   6%, 7/1/2026                                                                               2,000,000                 2,093,180

Guam Economic Development Authority, Tobacco

   Settlement Asset Backed 5.40%, 5/15/2031                                                     800,000                   802,176

Commonwealth of Puerto Rico, Public Improvement

   5.50%, 7/1/2016 (Insured; FSA)                                                             5,640,000                 6,056,909

Puerto Rico Electric Power Authority, Power Revenue

   5.625%, 7/1/2019 (Insured; FSA)                                                            2,000,000                 2,108,500

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      5.75%, 7/1/2019 (Insured; MBIA)                                                         1,500,000                 1,604,745

      6%, 7/1/2039                                                                            3,500,000                 3,751,475

Puerto Rico Industrial Medical Educational and

  Environmental Pollution Control Facilities Financing

  Authority, HR (Saint Luke's Hospital Project)

   6.25%, 6/1/2010 (Prerefunded 6/1/2006)                                                     1,100,000  (c)           1,210,946

Virgin Islands Public Finance Authority, Revenue

   5.50%, 10/1/2014                                                                           3,000,000                3,016,050

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $173,943,087)                                                                                               181,317,217

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
SHORT-TERM MUNICIPAL INVESTMENTS--.7%                                                            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York City Transitional Finance Authority,

  Future Tax Secured Revenue, VRDN

  3% (SBPA; Bayerische Landesbank)

   (cost $1,200,000)                                                                          1,200,000  (d)           1,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $175,143,087)                                                                           100.9%              182,517,217

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.9%)              (1,558,139)

NET ASSETS                                                                                       100.0%              180,959,078




Summary of Abbreviations

ACA                    American Capital Access

AMBAC                  American Municipal Bond
                           Assurance Corporation

FGIC                   Financial Guaranty Insurance
                           Company

FHA                    Federal Housing Administration

FSA                    Financial Security Assurance

HR                     Hospital Revenue

IDR                    Industrial Development Revenue

LOC                    Letter of Credit

LR                     Lease Revenue

MBIA                   Municipal Bond Investors
                           Assurance Insurance
                           Corporation

MFHR                   Multi-Family Housing Revenue

PCR                    Pollution Control Revenue

SBPA                   Standby Bond Purchase Agreement

SONYMA                 State of New York Mortgage

                           Agency

VRDN                   Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              33.2

AA                               Aa                              AA                                               36.4

A                                A                               A                                                19.6

BBB                              Baa                             BBB                                               2.2

Not Rated( e)                    Not Rated (e)                   Not Rated (e)                                     8.6

                                                                                                                 100.0


(A)  INVERSE   FLOATER   SECURITY-THE   INTEREST   RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2001, THESE SECURITIES AMOUNTED TO$5,510,970 OR 3.0% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001 (Unaudited)

                                                         Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           175,143,087   182,517,217

Cash                                                                    769,063

Interest receivable                                                   2,810,785

Receivable for shares of Beneficial Interest subscribed               1,907,856

Prepaid expenses                                                         22,197

                                                                    188,027,118
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           144,667

Payable for investment securities purchased                           6,853,468

Payable for shares of Beneficial Interest redeemed                        2,500

Accrued expenses                                                         67,405

                                                                       7,068,040
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       180,959,078
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      174,320,586

Accumulated net realized gain (loss) on investments                     (735,638

Accumulated net unrealized appreciation
   (depreciation) on investments--Note 4                               7,374,130
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      180,959,078

NET ASSET VALUE PER SHARE




                                                                             Class A         Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            140,641,298      36,747,639      3,570,141

Shares Outstanding                                                          9,584,810       2,504,847        243,289
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                  14.67           14.67           14.67


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended May 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,893,759

EXPENSES:

Management fee--Note 3(a)                                              483,053

Shareholder servicing costs--Note 3(c)                                 262,678

Distribution fees--Note 3(b)                                           102,718

Registration fees                                                       15,159

Custodian fees                                                          10,368

Prospectus and shareholders' reports                                     9,919

Professional fees                                                        5,780

Trustees' fees and expenses--Note 3(d)                                   3,017

Loan commitment fees--Note 2                                               853

Miscellaneous                                                            8,286

TOTAL EXPENSES                                                         901,831

INVESTMENT INCOME-NET                                                3,991,928
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4($):

Net realized gain (loss) on investments                                495,685

Net unrealized appreciation (depreciation) on investments            3,380,973

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,876,658

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,868,586

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS



                                                                                  Six Months Ended
                                                                                    May 31, 2001          Year Ended
                                                                                    (Unaudited)       November 30, 2000
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                                                               3,991,928              8,175,251

Net realized gain (loss) on investments                                                495,685              (666,504)

Net unrealized appreciation (depreciation)
   on investments                                                                    3,380,973             5,558,516

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                         7,868,586            13,067,263
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                                                     (3,171,897)          (6,254,905)

Class B shares                                                                       (766,170)          (1,833,759)

Class C shares                                                                        (53,861)             (86,587)

Net realized gain on investments:

Class A shares                                                                            --              (815,622)

Class B shares                                                                            --              (312,580)

Class C shares                                                                            --               (15,884)

TOTAL DIVIDENDS                                                                    (3,991,928)          (9,319,337)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                                     39,365,046           55,812,461

Class B shares                                                                      5,103,415            5,183,809

Class C shares                                                                      1,742,898              146,846

Dividends reinvested:

Class A shares                                                                      2,081,628            4,731,285

Class B shares                                                                        477,654            1,418,772

Class C shares                                                                         45,292               75,685

Cost of shares redeemed:

Class A shares                                                                    (35,300,603)         (61,011,845)

Class B shares                                                                     (6,339,998)         (22,482,883)

Class C shares                                                                        (31,000)          (1,012,379)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                                                  7,144,332         (17,138,249)

TOTAL INCREASE (DECREASE) IN NET ASSETS                                             11,020,990         (13,390,323)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                               169,938,088          183,328,411

END OF PERIOD                                                                     180,959,078          169,938,088

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                               Six Months Ended
                                                                                May 31, 2001           Year Ended
                                                                                  (Unaudited)        November 30, 2000
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                                                       2,673,899             3,961,205

Shares issued for dividends reinvested                                              141,593               338,325

Shares redeemed                                                                  (2,397,261)           (4,338,681)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                       418,231               (39,151)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                                                         347,155               371,189

Shares issued for dividends reinvested                                               32,495               101,671

Shares redeemed                                                                    (431,624)           (1,612,584)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                       (51,974)           (1,139,724)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                                                         117,726                10,640

Shares issued for dividends reinvested                                                3,082                 5,413

Shares redeemed                                                                      (2,106)              (72,794)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                       118,702               (56,741)

(A)  DURING THE PERIOD ENDED MAY 31, 2001,  280,531 CLASS B SHARES  REPRESENTING
     $4,131,318  WERE  AUTOMATICALLY  CONVERTED  TO  280,487  CLASS A SHARES AND
     DURING  THE  PERIOD  ENDED  NOVEMBER  30,  2000,  679,170  CLASS  B  SHARES
     REPRESENTING  $9,514,136  WERE  AUTOMATICALLY  CONVERTED TO 679,292 CLASS A
     SHARES.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                              May 31, 2001                             Year Ended November 30,
                                                                   --------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)        2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                             14.34          14.01        15.43       15.22       14.94       14.93

Investment Operations:

Investment income-net                                .34           .69           .69         .69         .71         .73

Net realized and unrealized
   gain (loss) on investments                        .33           .42         (1.31)        .45         .35         .01

Total from Investment Operations                     .67          1.11          (.62)       1.14        1.06         .74

Distributions:

Dividends from investment
   income-net                                      (.34)         (.69)         (.69)         (.69)       (.71)       (.73)

Dividends from net realized gain
   on investments                                     --         (.09)         (.11)         (.24)       (.07)         --

Total Distributions                                (.34)         (.78)         (.80)         (.93)       (.78)       (.73)

Net asset value, end of period                     14.67        14.34         14.01         15.43        15.22       14.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                             9.45(b)         8.17        (4.22)          7.74         7.31        5.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                             .91(b)          .97          .93             .93         .92         .92

Ratio of net investment income
   to average net assets                         4.67(b)         4.92         4.65            4.50         4.78       4.99

Portfolio Turnover Rate                         13.69(c)        19.02        35.87           34.48        74.84      53.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   140,641      131,482     128,995          134,432      128,811    135,413

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                             Six Months Ended
                                                May 31, 2001                        Year Ended November 30,
                                                                   ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)        2000        1999        1998          1997           1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.34         14.01       15.43       15.22         14.94          14.93

Investment Operations:

Investment income-net                                  .30           .62         .61         .61           .63            .65

Net realized and unrealized
   gain (loss) on investments                          .33           .42       (1.31)        .45           .35            .01

Total from Investment Operations                       .63          1.04        (.70)        1.06          .98            .66

Distributions:

Dividends from investment
   income-net                                        (.30)         (.62)        (.61)        (.61)         (.63)         (.65)

Dividends from net realized
   gain on investments                                  --         (.09)        (.11)        (.24)         (.07)            --

Total Distributions                                  (.30)         (.71)        (.72)        (.85)         (.70)         (.65)

Net asset value, end of period                       14.67        14.34         14.01       15.43          15.22         14.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                               8.90(b)         7.62        (4.71)        7.20           6.77          4.61
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.42(b)        1.48          1.44         1.44          1.44           1.44

Ratio of net investment income
   to average net assets                           4.16(b)        4.42          4.11         3.99           4.26          4.45

Portfolio Turnover Rate                           13.69(c)       19.02         35.87        34.48          74.84         53.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    36,748        36,669        51,792       83,437         80,142        71,392

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                            Six Months Ended
                                                May 31, 2001                       Year Ended November 30,
                                                                   -------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)        2000        1999        1998          1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            14.35           14.02       15.43        15.23         14.95         14.93

Investment Operations:

Investment income-net                               .28             .58         .58          .57           .60           .62

Net realized and unrealized
   gain (loss) on investments                       .32             .42       (1.30)         .44           .35           .02

Total from Investment Operations                    .60            1.00        (.72)         1.01          .95           .64

Distributions:

Dividends from investment
   income-net                                      (.28)          (.58)         (.58)         (.57)        (.60)        (.62)

Dividends from net realized
   gain on investments                               --           (.09)         (.11)         (.24)        (.07)          --

Total Distributions                                (.28)          (.67)         (.69)         (.81)        (.67)        (.62)

Net asset value, end of period                    14.67          14.35         14.02         15.43         15.23        14.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                              8.48(b)         7.36         (4.86)         6.87          6.50         4.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.67(b)        1.74         1.66          1.62           1.69          1.59

Ratio of net investment income
   to average net assets                           3.84(b)        4.18         3.91          3.63           4.08          3.98

Portfolio Turnover Rate                           13.69(c)       19.02        35.87         34.48          74.84         53.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     3,570         1,787       2,542         1,588             87           485

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumu lative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain.

The fund has an unused capital loss carryover of approximately $1,259,000 available for Federal Income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $29 during the period ended May 31, 2001 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2001, Class B and Class C shares were charged $92,188 and $10,530, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder
accounts.    The    Distributor

may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2001, Class A, Class B and Class C shares were charged $169,965, $46,094 and $3,510, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $41,695 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2001, amounted to $32,415,371 and $23,508,060, respectively.

At  May  31,  2001,  accumulated  net unrealized appreciation on investments was
$7,374,130,   consisting   of   $9,509,404  gross  unrealized  appreciation  and
$2,135,274 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier New York Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  021SA0501